UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 25, 2006

BIOSITE INCORPORATED

(Exact name of registrant as specified in charter)

Delaware	000-21873	33-0288606
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9975 Summers Ridge Road San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 805-2000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

On July 25, 2006, we entered into a Patent License and Settlement Agreement (the “Settlement Agreement”) pursuant to which we have resolved all outstanding patent litigation between Biosite and Roche Diagnostics Corporation and several of its affiliates (collectively, “Roche”).

Under the terms of the Settlement Agreement, Biosite and Roche have each agreed to file appropriate requests to dismiss their respective complaints pending in Federal District Courts in Indianapolis and San Diego. In addition to dismissal of the legal actions, the Settlement Agreement involves a worldwide, royalty-free, non-exclusive cross-license of the patents involved in the two pending cases. As part of the cross-license, Biosite has also agreed to make a one-time license payment to Roche of $8.5 million.

A copy of the Settlement Agreement is attached to this Form 8-K as Exhibit 10.28, the terms of which are incorporated by reference into this Item 1.01 of Form 8-K.

Item 2.02                                             Results of Operations and Financial Condition.

On July 26, 2006, we issued a press release announcing our financial results for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K under Item 2.02 and attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Form 8-K and attached Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

10.28

Patent License and Settlement Agreement dated as of July 25, 2006 among Biosite Incorporated, Roche Diagnostics Corporation, Roche Diagnostics Operations, Inc., Roche Diagnostics GmbH and Corange International, Ltd.

99.1	Press Release of Biosite Incorporated dated July 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSITE INCORPORATED

Date: July 26, 2006	By:	/s/ KIM D. BLICKENSTAFF
Kim D. Blickenstaff
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.28

Patent License and Settlement Agreement dated as of July 25, 2006 among Biosite Incorporated, Roche Diagnostics Corporation, Roche Diagnostics Operations, Inc., Roche Diagnostics GmbH and Corange International, Ltd.

99.1	Press Release of Biosite Incorporated dated July 26, 2006.